SECURITIES AND EXCHANGE COMMISSION
			       WASHINGTON, D.C.  20549

				      FORM 8-K

		  Current Report Pursuant to Section 13 or 15(d) of
			     The Securities Act of 1934


Date of Report:  November 17, 1997
		-------------------


			 XEROGRAPHIC LASER IMAGES CORPORATION
			 ------------------------------------
	       (Exact name of registrant as specified in its charter)


	   Delaware                1-11236                   51-0319174
	 ------------             ---------                --------------
(State or other jurisdiction     (Commission              (I.R.S. Employer
      of incorporation)          File Number)             Identification No.)


101 Billerica Avenue, 5 Billerica Park, North Billerica, MA           01862
------------------------------------------------------------         --------
          (Address of principal executive offices)                  (Zip Code)


				  (978) 670-5999
				 ----------------
	       (Registrant's telephone number, including area code)





		     Information to Be Included in the Report


Item 1          Changes in Control of Registrant

			Not Applicable

Item 2          Acquisition or Disposition of Assets

			Not Applicable

Item 3          Bankruptcy or Receivership

			Not Applicable

Item 4          Changes in Registrant's Certifying Accountant

			Not Applicable

Item 5          Other Events

			News Release dated November 17, 1997
			------------------------------------

				  Oak Technology

			Pixel Magic Signs Letter of Intent
			to Acquire Xerographic Laser Images

ANDOVER, Mass., November 17, 1997 -- Pixel Magic, a leading provider of advanced image processing semiconductors which enable digital office peripherals and Xerographic Laser Images Corporation (XLI) (NASDAQ Bulletin
Board: XLCC) today announced that the companies have signed a letter of intent for Pixel Magic to acquire XLI by merger. As currently proposed, the holders of XLI shares and share equivalents will receive a payment of $5M in cash and an additional payment of up to $10M in cash contingent upon XLI achieving certain milestones over a three year period.

Located in North Billerica, Massachusetts, XLI develops products that produce enhanced resolution output from printers, digital copiers, scanners, fax systems and multifunction peripherals.

"We are excited about the opportunities to leverage XLI's resolution enhancement technology by offering its products to our customers, as well as integrating its technology with Pixel Magic's products to offer our customers complete image processing solutions," stated Peter Besen, president of Pixel Magic.

This acquisition is subject to the signing and closing of a definitive agreement requiring the approval of both companies' board of directors and the approval of XLI's shareholders.

The foregoing statements may consist of forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Factors that could cause actual outcome to differ materially from those set forth include, without limitation, the rate of adoption of new technology, market acceptance of the product, competitive pricing actions and marketing programs, among others. For a discussion of such risks, see both companies' most recent SEC form 10-K and 10-Q.

About Pixel Magic
-----------------
Founded in 1991, Pixel Magic provides advanced image processing chip technology to OEMs and technology partners in the digital office equipment market worldwide. The Company, headquartered in Andover, Mass., is a wholly owned subsidiary of Oak Technology, Inc. (NASDAQ: OAKT). Pixel Magic's expertise in digital image processing technologies is assisting the evolution of the digital office environment (DOE). Information on Pixel Magic and its currently available product line can be found on the World Wide Web at: http://www.pixelmagic.com.
-------------------------

Pixel Magic is a trademark of Oak Technology, Inc. All other product names or company names are mentioned for identification purposes only, and may be trademarks of their respective owners.

					###

Editorial Contacts:
------------------
Don Shulsinger
Pixel Magic
(508) 470-8830 x236
shulsinger@pixelmagic.com
-------------------------
James Salerno
Xerographic Laser Images
(508) 670-5999



Item 6          Resignations of Registrant's Directors

			Not Applicable

Item 7          Financial Statements and Exhibits

			Not Applicable

Item 8          Change in Fiscal Year

			Not Applicable






Signatures
----------

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

				    Xerographic Laser Images Corporation
				    ------------------------------------
						(Registrant)






Date:  November 20, 1997           By:         /s/ James L. Salerno
				   -----------------                ---------------------------------
				                               James L. Salerno, Chief Financial Officer
				                             (Principal Financial and Accounting Officer)